SUPPLEMENT TO THE PROSPECTUS

Supplement dated May 1, 2025, to the Prospectus dated March 28, 2025.

MFS® Growth Fund

Effective June 1, 2025, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":

Portfolio Manager	Since	Title
Timothy Dittmer	June 2025	Investment Officer of MFS

Effective immediately, the following is added after the tables in the sub-sections entitled "Portfolio Manager(s)" under the main headings entitled "Summary of Key Information" and "Management of the Fund":

Effective June 1, 2026, Eric Fischman will no longer be a portfolio manager of the fund.

Effective June 1, 2025, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":

Portfolio Manager	Primary Role	Five Year History
Timothy Dittmer	Portfolio Manager	Employed in the investment area of MFS since 2009

MEG-SUP-I-050125